EXHIBIT 25.1
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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
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                                  FORM T-1
                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                 A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
              A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                          THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)

NEW YORK                                                          13-4994650
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                  identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                     10017
(Address of principal executive offices)                          (Zip Code)

                             William H. McDavid
                              General Counsel
                              270 Park Avenue
                          New York, New York 10017
                            Tel: (212) 270-2611
         (Name, address and telephone number of agent for service)
               ---------------------------------------------
                              RCN CORPORATION
            (Exact name of obligor as specified in its charter)

DELAWARE                                                          22-3498533
(State or other jurisdiction  of                            (I.R.S. employer
incorporation or organization)                           identification No.)

105 CARNEGIE CENTER
PRINCETON, NJ                                                     08540-6215
(Address of principal executive offices)                          (Zip Code)

                                  --------
                              DEBT SECURITIES
                    (Title of the indenture securities)




                                  GENERAL

Item 1.        General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, NY  12110.

      Board of Governors of the Federal Reserve System, Washington, DC  20551.

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, NY 10045.

      Federal Deposit Insurance Corporation, Washington, D.C.  20429.


    (b) Whether it is authorized to exercise corporate trust powers.

      Yes.


Item 2.        Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.




Item 16.       List of Exhibits

  List below all exhibits filed as a part of this Statement of Eligibility.

  1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333- 06249, which is incorporated by reference).

  2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

  3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

  4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

  5.  Not applicable.

  6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

  7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

  8.  Not applicable.

  9.  Not applicable.

                                 SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th day of May, 2000.




                                                   THE CHASE MANHATTAN BANK

                                                   By:  /s/ James P. Freeman
                                                        --------------------
                                                        James P. Freeman
                                                        Vice President




                           Exhibit 7 to Form T-1

                              Bank Call Notice

                           RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

                          The Chase Manhattan Bank
                of 270 Park Avenue, New York, New York 10017
                   and Foreign and Domestic Subsidiaries,
                  a member of the Federal Reserve System,

               at the close of business December 31, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                   DOLLAR AMOUNTS IN
                         ASSETS                                                        MILLIONS
Cash and balances due from depository institutions:
Noninterest-bearing balances and
   currency and coin....................................                                  $  13,271
Interest-bearing balances...............................                                     30,165
Securities:
Held to maturity securities.............................                                        724
Available for sale securities...........................                                     54,770
Federal funds sold and securities purchased under
   agreements to resell.................................                                     26,694
Loans and lease financing receivables:
   Loans and leases, net of unearned income.............            $132,814
   Less:  Allowance for loan and lease losses...........               2,254
   Less:  Allocated transfer risk reserve...............                   0
                                                            ----------------
   Loans and leases, net of unearned income, allowance, and
   reserve..............................................                                    130,560
Trading Assets..........................................                                     53,619
Premises and fixed assets (including capitalized
   leases)..............................................                                      3,359
Other real estate owned.................................                                         29
Investments in unconsolidated subsidiaries and
   associated companies.................................                                        186
Customers' liability to this bank on acceptances
   outstanding..........................................                                        608
Intangible assets.......................................                                      3,659
Other assets............................................                                     14,554
                                                                                -------------------
TOTAL ASSETS                                                                               $332,198
                                                                                ===================
                                LIABILITIES


Deposits
   In domestic offices..................................                                   $102,421
   Noninterest-bearing..................................             $41,580
   Interest-bearing.....................................              60,841
   In foreign offices, Edge and Agreement
      subsidiaries and IBF's............................                                    108,233
Noninterest-bearing.....................................               6,061
   Interest-bearing.....................................             102,172
Federal funds purchased and securities sold under
   agreements to repurchase.............................                                     47,425
Demand notes issued to the U.S. Treasury................                                        100
Trading liabilities.....................................                                     33,626
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
   With a remaining maturity of one year or less........                                      3,964
   With a remaining maturity of more than one year
      through three years...............................                                         14
     With a remaining maturity of more than three years.                                         99
Bank's liability on acceptances executed and outstanding                                        608
Subordinated notes and debentures.......................                                      5,430
Other liabilities.......................................                                     11,886
TOTAL LIABILITIES.......................................                                    313,806
                               EQUITY CAPITAL
Perpetual preferred stock and related surplus...........                                          0
Common stock............................................                                      1,211
Surplus  (exclude all surplus related to preferred stock)                                    11,066
Undivided profits and capital reserves..................                                      7,376
Net unrealized holding gains (losses)
   on available-for-sale securities.....................                                     (1,277)
Accumulated net gains (losses) on cash flow hedges......                                          0
Cumulative foreign currency translation adjustments.....                                         16
TOTAL EQUITY CAPITAL....................................                                     18,392
                                                                                -------------------

TOTAL LIABILITIES AND EQUITY CAPITAL....................                                   $332,198
                                                                                ===================

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                        JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                            WILLIAM B. HARRISON, JR.     )
                            HELENE L. KAPLAN             )   DIRECTORS
                            HENRY B. SCHACHT             )